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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-108026 of Franklin Bank Corp. on Form S-1 of our report dated March 21, 2003, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP
Houston, Texas
October 10, 2003